UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

Commission File Number:	Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02;	333-141703;	333-205455;	333-141703-01;
333-167413;	333-167413-02;	333-228025	333-167413-01;
333-191359;	333-191359-02;		333-191359-01;
333-205455-01;	333-205455-02;		033-54804
333-228025-02	333-228025-01;
000-23108

DISCOVER CARD	DISCOVER CARD	DISCOVER FUNDING LLC	DISCOVER BANK
EXECUTION NOTE TRUST	MASTER TRUST I
(Exact name of issuing	(Exact name of issuing	(Exact name of depositor as	(Exact name of sponsor as
entity in respect of the notes	entity in respect of the	specified in charter)	specified in charter)
as specified in charter)	Series 2007-CC Collateral
Certificate)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of	(State or jurisdiction of	(State or jurisdiction of	(State or jurisdiction of
incorporation or	incorporation or	incorporation or	incorporation or
organization	organization	organization	organization
of the issuing entity)	of the issuing entity)	of the depositor)	of the sponsor)

c/o Wilmington Trust	c/o Discover Bank	Discover Funding LLC	Discover Bank
Company	12 Read’s Way	12 Read’s Way	12 Read’s Way
Rodney Square North	New Castle, Delaware	New Castle, Delaware	New Castle, Delaware
1100 North Market Street	19720	19720	19720
Wilmington, Delaware
19890-0001
(Address of principal	(Address of principal	(Address of principal	(Address of principal
executive offices of the	executive offices of the	executive offices of the	executive offices of the
issuing entity)	issuing entity)	depositor)	sponsor)

51-0020270

(IRS Employer Identification No. of the sponsor and depositor)

47-4047337

(IRS Employer Identification No. of the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into Material Definitive Agreements

Class C(2020-2) Notes. On September 10, 2020, Discover Card Execution Note Trust entered into the Class C(2020-2) Terms Document, dated as of September 10, 2020, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Item 8.01 Other Events

Unregistered Sale of Class C(2020-2) Notes. On September 10, 2020, Discover Card Execution Note Trust sold $685,000,000 principal amount of the DiscoverSeries Class C(2020-2) Notes (the “Notes”) in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Notes were sold at a discount for $671,214,275, with no applicable underwriting discounts or commissions, and will not bear interest prior to their expected maturity. In connection with this issuance, the investor interest in receivables represented by the collateral certificate issued by the Discover Card Master Trust I that secures the DiscoverSeries Notes was increased by $685,000,000. Discover Card Execution Note Trust paid the net proceeds from the issuance to Discover Bank in exchange for the increase in the investor interest in receivables represented by the collateral certificate.

Increase in Principal Amount of Class D(2009-1) Notes. On September 10, 2020, Discover Bank, pursuant to Section 2.03 of the Amended and Restated Note Purchase Agreement (the “Note Purchase Agreement”), dated as of January 1, 2016, among Discover Card Execution Note Trust, as Issuer, Discover Bank, as Sponsor, Discover Funding LLC, as Transferor, and the purchasers named therein and Section 2.06 of the Class D(2009-1) Terms Document, dated as of July 2, 2009, by and between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, increased the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes was in the amount of $63,633,880, resulting in an Outstanding Dollar Principal Amount of the Class D(2009-1) Notes of $1,356,748,635. The Class D(2009-1) Notes were sold to purchasers in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Notes were sold at par value for cash, with no applicable underwriting discounts or commissions. In connection with this increase, the investor interest in receivables represented by the collateral certificate issued by the Discover Card Master Trust I that secures the DiscoverSeries Notes was increased by $63,633,880. Discover Card Execution Note Trust paid the net proceeds from the issuance to Discover Bank in exchange for the increase in the investor interest in receivables represented by the collateral certificate.

Item 9.01 Exhibit

Exhibit No.	Description

4.1	Class C(2020-2) Terms Document, dated as of September 10, 2020, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 14, 2020
Discover Funding LLC
(as Depositor for Discover Card Master Trust I and
Discover Card Execution Note Trust and as registrant
under Commission File Numbers 333-205455 and 333-228025)

	By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial
Officer and Treasurer

Discover Bank
(as registrant under Commission File Numbers 333-
141703-01, 333-167413-01 and 333-191359-01)

	By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and Assistant Treasurer